                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
      Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                FIRST MISSOURI BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   $125 per Exchange Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A. (NO FEE NOW
      REQUIRED)
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5.     Total fee paid:

_________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                      December 20, 1996





Dear Fellow Stockholder:

     We invite you to attend the 1997 Annual Meeting of Stockholders of First Missouri Bancshares, Inc. to be held at the main office of First Missouri National Bank, 300 West Lockling,
Brookfield, Missouri on Tuesday, January 21, 1997 at 1:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1996 fiscal year. Directors and officers of the Company as well as representatives of GRA Thompson, White & Co., P.C., the Company's independent auditors for the 1996 fiscal year, will be available to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                    Sincerely,

                                    /s/ Gerald W. Elson

                                    Gerald W. Elson
                                    Chairman of the Board and
                                    Chief Executive Officer

_________________________________________________________________
                  FIRST MISSOURI BANCSHARES, INC.
                        300 West Lockling
                    Brookfield, Missouri  64628
                         (816) 258-3311

_________________________________________________________________
                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held on January 21, 1997
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders ("Annual Meeting") of First Missouri Bancshares,
Inc. (the "Company"), will be held at the main office of First
Missouri National Bank, 300 West Lockling, Brookfield, Missouri at 1:00 p.m., local time, on Tuesday, January 21, 1997.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.     The election of three directors; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 13, 1996, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Harry J. Holderieath

                               Harry J. Holderieath
                               Secretary
Brookfield, Missouri
December 20, 1996
_________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
_________________________________________________________________

_________________________________________________________________
                          PROXY STATEMENT
                                OF
                  FIRST MISSOURI BANCSHARES, INC.
                         300 West Lockling
                    Brookfield, Missouri  64628

                  ANNUAL MEETING OF STOCKHOLDERS
                        January 21, 1997
_________________________________________________________________

_________________________________________________________________
                          General
_________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Missouri Bancshares, Inc. (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at the main office of First Missouri National Bank ("First Missouri" or the "Bank"), 300 West Lockling, Brookfield, Missouri on Tuesday, January 21, 1997, at 1:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about December 20, 1996.

_________________________________________________________________
              Voting and Revocability of Proxies
_________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to the closing of the polls at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

_________________________________________________________________
       Voting Securities and Principal Holders Thereof
_________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 13, 1996 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 290,038 shares of Common Stock issued and outstanding.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNERS                     OWNERSHIP(1)       OUTSTANDING(2)
--------------------                     ------------       ------------
Gerald W. Elson
124 Lomax Street
Brookfield, Missouri 64628                 22,271 (3)          7.68%

First Missouri Bancshares, Inc.
  Employee Stock Ownership Plan and Trust
300 West Lockling
P.O. Box 190
Brookfield, Missouri  64628-2305           25,043 (4)          8.63%

Mortgage Investment Trust Corporation
5250 West 94th Terrace
Prairie Village, Kansas  66207             26,930              9.28%

All Directors and Executive Officers
 of the Company as a Group (8 persons)    121,571 (5)         39.32%

_____________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has or shares voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
     Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding includes any shares of the Common Stock which the individual or the group has the right to acquire within 60 days of the Record Date.
(3) Includes 10,000 shares held in Mr. Elson's individual retirement account ("IRA"). Includes one share which Mr. Elson has the right to acquire pursuant to options which are exercisable within 60 days of the Record Date. Excludes 2,404 shares of restricted stock held by the Company's Management Recognition Plans (the "MRPs") for the benefit of Mr. Elson which are voted as directed by the Board of Directors. Includes 1,305 shares allocated to Mr. Elson's account in the Company's Employee Stock Ownership Plan (the "ESOP"), the voting of which Mr. Elson has the power to direct.
(4) The ESOP has purchased 25,043 shares of the Common Stock for the exclusive benefit of participating employees with borrowed funds of which 10,258 shares have been allocated to the accounts of participants. Unallocated shares are held in a suspense account for allocation among participants as the loan is repaid. The ESOP trustee votes all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no voting directions are received are voted by the ESOP trustee in proportion to the voting of all allocated shares. Directors Bunten, Devoy, Hope and Pitts act collectively as the ESOP trustee.
(5) Includes certain shares owned by spouses, or as custodian or trustee for minor children, over which shares all directors and executive officers as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes options to purchase 19,136 shares exercisable by certain executive officers and directors within 60 days of the Record Date. Includes 7,517 shares of restricted stock held by the MRPs for the benefit of directors and executive officers. Includes 6,045 shares allocated to the accounts of certain executive officers and directors under the ESOP, over which they have sole voting power. Does not include 14,785 unallocated shares of the Common Stock held by the ESOP, the voting of which shares is directed by the ESOP trustee in proportion to the voting of allocated shares.

                                        2

_________________________________________________________________
           PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors is currently composed of seven members. Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, as nearly equal in number as possible, with the members of each class to serve for a term of three years and until their successors are elected and qualified. At the 1997 Annual Meeting, three directors will be elected for terms to expire at the Annual Meeting to be held in the year 2000. The Board of Directors has nominated Mark L. Smith, Carl E. Bunten and Thomas E. Pitts, each of whom is currently a director, to serve for three years and until their successors have been elected and qualified. Under the Delaware General Corporation Law, directors are elected by a plurality of the votes cast.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee and continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, the Bank (or its predecessor, First Missouri Federal Savings and Loan Association (the "Association")), the expiration of his current term as a director of the Company, and the number and percentage of shares of Common Stock beneficially owned at the Record Date. Except for Messrs. Smith and Rogers, who were first appointed to the Board in 1995, each director was initially appointed as a director of the Company in March 1994 in connection with the incorporation and organization of the Company. Each director of the Company is also a member of the Board of Directors of the Bank.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS
DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW.

                                      Current                        Percent
                        Director       Term         Beneficial          of
Name             Age      Since      to Expire     Ownership (1)     Class (2)
----             ---    --------     ---------     -------------     ---------
                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Carl E. Bunten    49      1984         1997           12,755          4.36%
Thomas E. Pitts   47      1981         1997           12,755          4.36
Mark L. Smith     39      1995         1997           16,608 (3)      5.63

                           DIRECTORS CONTINUING IN OFFICE

Donald D. Hope    70      1985         1998           10,755          3.68
Paul W. Rogers    32      1995         1998           16,376 (4)      5.57
Robert Devoy      70      1966         1999           12,755 (5)      4.40
Gerald W. Elson   74      1962         1999           22,271 (6)      7.68


_____________
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. The beneficial ownership figures for Messrs. Bunten, Pitts and Hope each include 2,505 shares which they have right to acquire pursuant to the exercise of options and each exclude 376 shares of restricted stock held for their benefit by the Company's MRPs. The beneficial ownership figures for Messrs. Bunten, Pitts, Hope and Devoy do not include shares held by the ESOP for which they act as trustee as to which shares they disclaim beneficial ownership.
(2) In calculating the percentage ownership of each named individual, the number of shares outstanding includes any shares of the Common Stock which the individual has the right to acquire within 60 days of the Record Date.
(3) Includes 4,708 shares which Mr. Smith has the right to acquire pursuant to options exercisable within 60 days of the Record Date. Excludes 1,503 shares of restricted stock held by the MRPs for the benefit of Mr. Smith which are voted as directed by the Board of Directors. Includes 1,998 shares allocated to Mr. Smith's account in the ESOP, the voting of which he has the power to direct.
(4) Includes 3,756 shares which Mr. Rogers has the right to acquire pursuant to options exercisable within 60 days of the Record Date. Excludes 1,003 shares of restricted stock held by the MRPs for the benefit of Mr. Rogers which are voted as directed by the Board of Directors. Includes 1,420 shares held in Mr. Rogers' account in the ESOP, the voting of which he has the power to direct.
(5) Excludes 376 shares of restricted stock held by the Company's MRPs for the benefit of Mr. Devoy which are voted as directed by the Board of Directors.
(6) Includes 10,000 shares held in Mr. Elson's IRA. Includes one share which Mr. Elson has the right to acquire pursuant to options which are exercisable within 60 days of the Record Date. Excludes 2,404 shares of restricted stock held by the Company's MRPs for the benefit of Mr. Elson which are voted as directed by the Board of Directors. Includes 1,305 shares held in Mr. Elson's account in the Company's ESOP, the voting of which Mr. Elson has the power to direct.

     The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

     CARL E. BUNTEN has been regional representative for the National Federation of Independent Business since February 1996. He previously was an industrial equipment sales representative with Industrial Equipment Co. of Chillicothe, Missouri. He is a member of the Knights of Columbus, the Brookfield High School Booster Club, Brookfield Country Club and the Elks.

     THOMAS E. PITTS is self-employed as a dentist. He is a member (and Past President) of the Lions Club. He is also a member of the Chamber of Commerce and the Brookfield High School Booster Club and is active as a youth basketball and football coach.

     MARK L. SMITH is currently President and Chief Operating Officer of First Missouri, a position he assumed upon joining the Bank in October 1992. Prior to joining First Missouri, Mr. Smith was employed as Vice President of Lending and Business Development at First State Bank, Britt, Iowa. He previously has been self-employed as an agricultural business consultant and insurance agent, and served as President and Chief Executive Officer of a state bank in Missouri for five years. He also previously was Vice President and Cashier of a national bank in Iowa for three years, an agricultural loan officer with a national bank for two years and a loan officer with the Farm Credit System for two years. Mr. Smith is currently serving as President of the Brookfield Community Development Committee, is a member of the Brookfield Lions Club and serves on the Missouri Independent Bankers Association Board of Directors.

     DONALD D. HOPE currently owns and operates a jewelry and watch repair business and is a member of the Brookfield Area
Chamber of Commerce Community Improvement Association, and the
Brookfield Homestead Housing Advisory Committee.

     PAUL W. ROGERS joined the Bank in 1991 as a Loan Officer and became Vice President of Lending Activities in 1991. From May 1987 to August 1991, Mr. Rogers was employed as an Agricultural Loan Representative for the Dickinson Financial Corporation in Chillicothe, Missouri. He is a member of the Brookfield Rotary Club and President of the Brookfield Parks and Recreation Board.

     ROBERT DEVOY recently retired as a Circuit Judge for the State of Missouri, a position he has held since 1983. He is a member of the Circuit Court Budget Committee, Circuit Boundaries Committee, the Knights of Columbus, the Brookfield Rotary Club and the Brookfield Elks Club.

     GERALD W. ELSON currently serves as Chairman and Chief Executive Officer of First Missouri and has held that position since 1962. Mr. Elson also owns The Gerry Elson Agency, an insurance agency in Brookfield, Missouri. He is a past member of the Boards of Directors of the Brookfield Area Economic Development Council and the Green Hills Economic Development Council. He is also a member of the Brookfield Chamber of Commerce.

Executive Officers Who Are Not Directors

     HARRY J. HOLDERIEATH, 47, serves as Secretary and Treasurer of the Company. He joined the Bank in 1985 and currently serves as its Vice President and Cashier. Mr. Holderieath began as Operations Manager in 1985, became a member of the Bank's loan committee in 1986, and assumed his current position as Vice President in 1987. From 1988 through 1991, Mr. Holderieath also served as an agricultural real estate and chattel appraiser for the Bank.

________________________________________________________________
      Meetings and Committees of the Board of Directors
________________________________________________________________

     The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds special meetings as needed. During the year ended September 30, 1996, the Board met nine times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company or the Bank held while he was a member during the year ended September 30, 1996 and the total number of meetings held by committees on which he served during such fiscal year.

     The full Board of Directors acts in the capacity of an Audit Committee and meets at least annually to review and approve the independent audit report of the immediately preceding fiscal year. In this capacity, the Board of Directors met once during fiscal year 1996.

     The full Board of Directors acts in the capacity of a Compensation Committee and met once during fiscal year 1996 in such capacity.

     The Company does not have a standing nominating committee. The Board of Directors acts in such capacity or otherwise appoints a committee. During fiscal year 1996, the Board of Directors met once as a nominating committee. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Certificate of Incorporation and Bylaws, established any procedure for this purpose.

________________________________________________________________
                     Directors' Compensation
________________________________________________________________

     The members of the Board of Directors of the Company do not receive a fee in their capacity as such. However, they do receive fees in their separate capacities as directors of First Missouri. During fiscal year 1996, each director of First Missouri received a fee of $200 per meeting. Total directors' fees paid to the directors of First Missouri for the fiscal year ended September 30, 1996 were approximately $16,800. Directors are also eligible to

receive non-incentive stock options under the Company's stock option plan and awards of restricted stock under one of the Company's two management recognition plans.

     1994 Stock Option and Incentive Plan. Under the Company's 1994 Stock Option and Incentive Plan, each director of the Company or First Missouri who was not an employee on the date of First Missouri's conversion to stock form (the "Conversion") received a one-time grant of stock options in the form of non-incentive stock options ("Non-ISOs") to purchase 2,504 shares of Common Stock, at an exercise price per share ($10.00) equal to the initial offering price of the Common Stock. In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including First Missouri) after the date of the Conversion will receive, on the date of joining the Board, Non-ISOs to purchase 626 shares of Common Stock at an exercise price per share equal to the fair market value of a share of the Common Stock on the date of grant. In addition, the committee administering the Plan has the discretion to grant options to non-employee directors who are not members of such committee. Options granted to non-employee directors may be exercised at any time and from time to time prior to their expiration. These options have a term of ten years, and they expire one year after death or termination of service on the Board for any reason.

     Management Recognition Plans. Under the Company's Management Recognition Plans ("MRPs"), each director of the Company or First Missouri who was not an employee on the date of the Conversion received a one-time award of 626 shares of Common Stock as restricted stock under the Company's MRPs, subject to the terms and conditions described therein. In addition, each non-employee director who joins the Board of Directors of the Company or of First Missouri subsequent to the date of the Conversion will receive a one-time award of 501 shares of restricted stock.

_________________________________________________________________
         EXECUTIVE COMPENSATION AND OTHER BENEFITS
_________________________________________________________________

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company for services rendered in all capacities to the Company and its subsidiary thereafter during the last three fiscal years. No executive officer of the Company received a total salary and bonus in fiscal years 1996, 1995 or 1994 that exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                           Long-Term
                                                                      Compensation Awards
                                     Annual Compensation            -----------------------
Name and                        -------------------------------     Restricted    Securities        All
Principal                                          Other Annual       Stock       Underlying        Other
Position                  Year  Salary   Bonus    Compensation(1)   Award(s)       Options      Compensation(2)
---------------------------------------------------------------------------------------------------------------
Gerald W. Elson           1996  $28,696  $4,800     $     --          $    --            --         $2,400
  Chief Executive         1995   28,008   4,750           --               --            --          2,100
   Officer                1994   27,777   2,950       13,220           41,062 (3)      8,765 (4)     2,100

____________
(1) Represents amounts paid to Mr. Elson for the payment of taxes upon his election to be taxed as of the date of grant of restricted stock under the MRPs. Does not include the value of perquisites and other personal benefits which in the aggregate did not exceed $50,000 or 10% of total annual salary and bonus.
(2)  Represents directors' fees.
(3) Awarded under the Company's MRPs as of April 8, 1994 (i.e., the date of the Conversion), subject to stockholder approval, which was subsequently received in July 1994. Amount reflects price of $10.25 per share as of June 17, 1994, the first reported sale following the Conversion. MRP shares vest at the rate of 20% per annum from the date of grant. Upon vesting, Mr. Elson is entitled to receive an amount equal to any cash dividends paid with respect to the restricted stock from the date of the original award. As of September 30, 1996, Mr. Elson held 1,602 shares of restricted stock with an aggregate value of $26,833 based on the most recent sale price of the Common Stock on that date.
(4) Awarded under the Company's 1994 Stock Option and Incentive Plan as of April 8, 1994 (i.e., the date of the Conversion), subject to stockholder approval, which was subsequently received in July 1994. Each option has an exercise price of $10.00 per share, which was the offering price of the Common Stock in the Conversion.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
END OPTION VALUES

     The following table sets forth each exercise of stock options during fiscal year 1996 by the Company's Chief Executive
Officer and the fiscal year-end value of unexercised in-the-money options.

                                                                                    Value of Securities
                                                      Number of Securities         Underlying Unexercised
                                                      Underlying Unexercised          In-the-Money
                     Shares                         Options at Fiscal Year End    Options at Fiscal End (2)
                   Acquired on        Value         ---------------------------   --------------------------
Name                 Exercise       Realized(1)     Exercisable   Unexercisable   Exercisable  Unexercisable
----               -----------      -----------     -----------   -------------   -----------  -------------
Gerald W. Elson       5,842           $39,433            1              --           $6.75        $ --

___________
(1) Value realized equals the difference between the fair market value of the shares acquired less the aggregate exercise price of the option.
(2) Based on the aggregate fair market value of the shares of Common Stock underlying the options at September 30, 1996 less the aggregate exercise price. For purposes of this calculation, the fair market value per share of the Common Stock at fiscal year end is assumed to be equal to the last sale reported during the fiscal year ($16.75 per share). Unexercised options are considered "in-the-money" if the exercise price is less than fair market value of the underlying Common Stock. All options granted to the named executive officer are currently in the money.

EMPLOYMENT AGREEMENTS

     The Company and First Missouri have each entered into separate employment agreements (the "Employment Agreements") with Gerald W. Elson as Chairman of the Board and Chief Executive Officer of the Company and First Missouri and three other persons who also serve as officers of the Company and First Missouri (collectively, the "Executives"). The Employment Agreements became effective upon consummation of the Conversion on April 8, 1994 and have terms of three years. On each anniversary date from the date of commencement of each Employment Agreement, the term of employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors of the Company or the Bank, as the case may be, that the performance of the Executive has met the required standards and that such Employment Agreement should be extended. The Employment Agreements provide for inclusion of the Executives in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. All the Employment Agreements of First Missouri provide the Executives with a salary review by the Board of Directors not less often than annually. Rather than providing a base salary, the Company's Employment Agreements guarantee the performance of First Missouri's obligations under its Employment Agreements with the Executives. In the event an Executive prevails over the Company and First Missouri in a legal dispute as to the Employment Agreement, the Executive will be reimbursed for legal and certain other expenses.

     Each Employment Agreement will terminate upon an Executive's death or disability, and is terminable for "just cause" as defined in the Employment Agreement. In the event of termination for just cause, no severance benefits are payable to the Executive. If the Company or First Missouri terminates an Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement, plus an additional 12-month period; provided that (i) the salary continuation and severance benefits payable by First Missouri shall not exceed three times the Executive's five-year annual compensation or cause First Missouri to fail to meet any of its regulatory capital requirements, and (ii) the salary continuation and severance payments payable by the Company shall not exceed three times the Executive's total compensation for the most recent calendar year. The Company may not make such payments (or those described in the next paragraph) if (i) the Office of the Comptroller of the Currency prohibits such payment by First Missouri and the Federal Reserve Bank of Kansas City has not authorized such payments, or (ii) the amount payable would cause First Missouri to fail to meet any of its regulatory capital requirements. If an Employment Agreement

is terminated due to an Executive's "disability" (as defined in the Employment Agreement), the Executive will be entitled to a continuation of his salary and benefits for up to the date of his termination. In the event of an Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which his death occurs. Severance benefits payable to the Executive will be paid in a lump sum or in installments, as he elects. The Executive is able to voluntarily terminate his Employment Agreement by providing 60 days' written notice to the Board of Directors of First Missouri and the Company, in which case the Employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     Each Employment Agreement also contains provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control. Such payment would be reduced under certain circumstances described in the previous paragraph. "Change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's voting stock, the control of the election of a majority of the Company's directors, or the exercise of a controlling influence over the management or policies of the Company. In addition, under each Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company at the beginning of such period cease to constitute two-thirds vote of the initial directors then in office. Each Employment Agreement also provides for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive to perform his principal executive functions more than 35 miles from First Missouri's current primary office, (ii) a reduction in the Executive's base compensation as then in effect, (iii) the failure of the Company or First Missouri to maintain existing or substantially similar employee benefits plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to the Executive of duties and responsibilities which are other than those normally associated with his position with First Missouri, (v) a material reduction in the Executive's authority and responsibility, and (vi) failure to re-elect the Executive to the Company's or First Missouri's Board of Directors, if he is serving on the Board on the date of the change in control. The aggregate payments that would be made to Mr. Elson assuming termination of employment under the foregoing circumstances at September 30, 1996, would have been approximately $87,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

________________________________________________________________
                      TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

     First Missouri offers loans to its directors, officers and employees. All loans currently outstanding to directors and executive officers of the Company were made in the ordinary course of business on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility or present other unfavorable features.

     During the year ended September 30, 1996, First Missouri borrowers paid approximately $25,287 in premiums to Professional Land Title Company, a title insurance company in which Messrs. Elson and Devoy are directors and stockholders, for title insurance policies issued in connection with real estate loans made by First Missouri.


________________________________________________________________
       RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

     GRA Thompson, White & Co., P.C. served as the Company's independent public accountants for the last fiscal year and the Board of Directors has appointed GRA Thompson, White & Co., P.C. to serve as the Company's independent public accountants for the current fiscal year. A representative of GRA Thompson, White & Co., P.C. is expected to attend the Annual Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from stockholders.

     Michael Trokey & Company, P.C. served as the Company's independent auditors for the 1995 fiscal year. On March 19, 1996, the Board of Directors terminated the services of Michael Trokey & Company, P.C. In connection with their audit of the fiscal years ended September 30, 1995, there were no disagreements with Michael Trokey & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Michael Trokey & Company, P.C., would have caused them to make reference to the subject of such disagreement in connection with their reports. In addition, during this period there was no adverse opinion or disclaimer of opinion or any opinion qualified or modified as to uncertainty, audit scope or accounting principles.

_________________________________________________________________
                        OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

_________________________________________________________________
                       MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1996 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or
as having been incorporated herein by reference.   A COPY OF THE
COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: HARRY J. HOLDERIEATH, SECRETARY-TREASURER, FIRST MISSOURI BANCSHARES, INC., 300 WEST LOCKING, BROOKFIELD, MISSOURI 64628.


_________________________________________________________________
                  STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 300 West Lockling, Brookfield, Missouri 64628 no later than August 23, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Harry J. Holderieath

                           Harry J. Holderieath
                           Secretary
Brookfield, Missouri
December 20, 1996


                               REVOCABLE PROXY

                        FIRST MISSOURI BANCSHARES, INC.

         ------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                               January 21, 1997

         ------------------------------------------------------

     The undersigned hereby appoints Robert Devoy, Gerald W. Elson and Paul W. Rogers with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of First Missouri Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the main office of First Missouri National Bank, 300 West Lockling, Brookfield, Missouri on Tuesday, January 21, 1997 at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which properly come before the Annual Meeting.

                                               VOTE     FOR ALL
                                      FOR    WITHHELD   EXCEPT
                                      ---    --------   -------

The election as directors of all the
nominees listed below (except as
marked to the contrary below).       [   ]    [   ]      [   ]

    Mark L. Smith
    Carl E. Bunten
    Thomas E. Pitts

INSTRUCTION:  To withhold your vote for
any individual nominee, mark "FOR ALL EXCEPT"
and write that nominee's name on the line provided
below.
_________________________________________

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED ABOVE.

_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
_________________________________________________________________

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual
Report for the 1996 fiscal year.

     Please be sure to sign and date this Proxy in the box below.


                                     Date ___________________


__________________________        ______________________________
Stockholder sign above            Co-holder (if any) sign above

_________________________________________________________________
Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
_________________________________________________________________

_________________________________________________________________
PLEASE ACT PROMPTLY, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.
_________________________________________________________________